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                                                                   EXHIBIT 10.47



                         ASSIGNMENT OF AGREEMENT OF SALE


         This ASSIGNMENT OF AGREEMENT OF SALE ("Assignment") is entered into this ___ day of December, 1999 (the "Effective Date"), by and between NETWORK APPLIANCE, INC., a California corporation ("Assignor") and BNP LEASING CORPORATION, a Delaware corporation ("Assignee").


                                    RECITALS

         A. TRW Inc., an Ohio corporation, and ESL Incorporated, a California corporation (collectively, the "Seller"), as seller, and Assignor, as purchaser, are now parties to that certain Agreement of Sale dated November 16, 1999 (the "Agreement") for the purchase and sale of certain improved real property commonly known as 1345 and 1347 Crossman Avenue and 1330 and 1350 Geneva Avenue in Sunnyvale, California. The Agreement is attached hereto as Exhibit A.

         B. Pursuant to the terms of the Agreement, Assignor may assign Assignor's rights and obligations under the Agreement to a financing entity in connection with a synthetic lease transaction without the need for Seller's prior written consent.

         C. Assignor now desires to assign the Agreement to Assignee, and Assignee desires to accept the assignment of the Agreement and to assume Assignor's obligations under the Agreement for the purposes of a synthetic lease transaction.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

         1. ASSIGNMENT. As of the Effective Date, Assignor assigns and transfers to Assignee all of Assignor's rights, title and interest in and to the Agreement, and Assignee hereby accepts the assignment in accordance with the terms of this Assignment.

         2. NO RELEASE. Notwithstanding anything to the contrary herein, Assignor shall remain liable for the terms and obligations relating to the "Purchaser" under the Agreement.

         3. CHOICE OF LAW. This Assignment shall be construed and enforced in accordance with the laws of the State of California.

         4. SUCCESSORS. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.



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         5. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which, when taken together, shall constitute one entire agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.



                                        "Assignor"

                                        NETWORK APPLIANCE, INC.,
                                        a California corporation

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________



                                        "Assignee"

                                        BNP LEASING CORPORATION,
                                        a Delaware corporation

                                        By:   __________________________________
                                        Name:   Lloyd G. Cox
                                        Title:  Vice President